Other Comprehensive Income (loss)	12 Months Ended
Dec. 31, 2012
Other Comprehensive Income (loss) [Abstract]
Other Comprehensive Income (loss)
10.	Other Comprehensive Income (loss)

The components of AOCI, net of tax as of year-end were as follows:

(Dollar amounts in thousands)	2012	2011
Net unrealized gain on securities available for sale	$29,465	$25,101
Accumulated loss on effective cash flow hedging derivatives	(3,733)	(3,596)
Net unrecognized pension cost	(629)	(601)

Total	$25,103	$20,904